UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)   November 2, 2006
                                                       --------------------

                                 Ultratech, Inc.
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             (Exact name of registrant as specified in its charter)




          Delaware                     0-22248                    94-3169580
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


       3050 Zanker Road, San Jose, California                       95134
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      (Address of principal executive offices)                   (Zip Code)


     Registrant's telephone number, including area code   (408) 321-8835
                                                        ------------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement

Item 5.02       Departure of Directors or Principal Officers;
                Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers


Amended and Restated Employment Agreement with former President and Chief Operating Officer

On November 2, 2006, the Company entered into an Amended and Restated Employment Agreement with Mr. John E. Denzel, the former President and Chief Operating Officer of the Company. The Amended and Restated Employment Agreement is attached hereto as Exhibit 10.1 and is incorporated into this Item 1.01 and Item
5.02 by reference. As previously reported, Mr. Denzel resigned from such positions with the Company on October 5, 2006, but has continued to be employed by the Company since that time.

Separation and General Release Agreement with former President and Chief Operating Officer

In connection with the termination of Mr. Denzel's employment with the Company on November 3, 2006, the Company entered into a Separation and General Release Agreement with Mr. Denzel. The Separation and General Release Agreement is attached hereto as Exhibit 10.2 and is incorporated into this Item 1.01 and Item
5.02 by reference.


Item 9.01       Financial Statements and Exhibits

(d) Exhibits

Exhibit Number  Description

Exhibit 10.1 Amended and Restated Employment Agreement between Registrant and Mr. John E. Denzel, Former President and Chief Operating Officer

Exhibit 10.2 Separation and General Release Agreement between Registrant and Mr. John E. Denzel, Former President and Chief Operating Officer






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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                 ULTRATECH, INC.
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                                  (Registrant)



Date: November 8, 2006            By:   /s/ Bruce R. Wright
      ----------------                ------------------------------------------
                                      Bruce R. Wright
                                      Senior Vice President, Finance and Chief
                                      Financial Officer (Duly Authorized Officer
                                      and Principal Financial and Accounting
                                      Officer)







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

                                  Exhibit Index

Exhibit         Description

10.1 Amended and Restated Employment Agreement between Registrant and Mr. John E. Denzel, Former President and Chief Operating Officer

10.2 Separation and General Release Agreement between Registrant and Mr. John E. Denzel, Former President and Chief Operating Officer







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